DELAWARE GROUP LIMITED TERM GOVERNMENT FUNDS

Delaware Limited-Term Government Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated April 30, 2007

By Supplement to the Fund's Prospectuses dated August 24, 2007, shareholders were alerted to the fact that, on August 15, 2007, the Board of Trustees of Delaware Group Limited Term Government Funds approved changes to the Fund's investment objective, investment strategies, and policies to reposition the Fund as a limited-term diversified fixed income fund. The new investment strategies and policies will broaden the types of fixed income securities the Fund may invest in, and permit the Fund to invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets, and up to 20% of its assets in high yield securities. Under the Fund's new investment strategies and policies, the investment manager will limit non-U.S. dollar denominated securities to no more than 20% of the Fund's net assets, and the Fund's non-U.S. dollar currency exposure will be limited in the aggregate to no more than 10% of its net assets. The Fund's current investment objective seeks to provide a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity. The Fund's new investment objective will seek maximum total return, consistent with reasonable risk. In connection with these changes, the Fund will change its name to Delaware Limited-Term Diversified Income Fund.

In addition, in connection with the repositioning of the Fund as a limited-term fixed income fund, the Fund's performance will be measured against a new benchmark that the investment manager believes is a more accurate benchmark of the Fund's investments. The Fund's current benchmark is the Merrill Lynch 1-3 Year Treasury Index. To reflect the Fund's new strategy, the Fund's performance will be measured against the Lehman Brothers 1-3 Year Government Credit Index.

The changes to the Fund's investment objective, investment strategies, policies, and benchmark described in the paragraph above will essentially create a different fund that does not primarily invest in U.S. government fixed income securities. A complete description of the investment objective and investment strategies is described below. These changes become effective 60 days after the date of this Supplement.

All references to "Delaware Limited-Term Government Fund" are hereby replaced with "Delaware Limited-Term Diversified Income Fund."

The following replaces the section entitled, "Profile: Delaware Limited-Term Government Fund - What are the Fund's investment objectives?" on page 2:

Profile: Delaware Limited-Term Diversified Income Fund

What is the Fund's investment objective?
Delaware Limited-Term Diversified Income Fund seeks maximum total return, consistent with reasonable risk. Although the Fund will strive to achieve its objective, there is no assurance that it will.

The following replaces the section entitled, "Profile: Delaware Limited-Term Government Fund - What are the Fund's main investment strategies?" on page 2:

What are the Fund's main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets in investment-grade fixed income securities. Investment-grade fixed income securities are securities rated at least BBB by Standard & Poor's (S&P) or Fitch, Inc. (Fitch), Baa3 by Moody's Investors Service (Moody's), or similarly rated by another nationally recognized statistical rating organization (NRSRO). The Fund will maintain an average effective duration from one to three years.

The Fund may invest up to 20% of its assets in below investment-grade securities. In general, below investment-grade securities that the Fund purchases will be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another NRSRO.

The Fund may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The investment manager (Manager) will limit non-U.S. dollar-denominated securities to no more than 20% of net assets. The Fund's total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets.

The following replaces the section entitled, "Profile: Delaware Limited-Term Government Fund - What are the main risks of investing in the Fund?" on page 2:

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be affected primarily by changes in bond prices and interest rates. The market value of fixed income securities generally falls when interest rates rise.

Investments in high yield, high-risk, or "junk" bonds entail certain risks, including the risk of loss of principal, which may be greater than the risks presented by investment-grade bonds and which should be considered by investors contemplating an investment in the Fund. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors.

The Fund will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to re-deploy its assets in lower yielding securities.

The Fund's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risks not typically associated with investing in bonds issued by U.S. companies, including political instability, foreign economic conditions, and inadequate regulatory and accounting standards. To the extent that the Fund invests in foreign fixed income securities, the value of these securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates. In addition, investments in emerging markets are subject to greater risks than investments in more developed countries, including risks of political or economic instability, expropriation, adverse changes in tax laws, and currency controls. Moreover, there is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid, and subject to greater price volatility than are developed markets. The Fund's investments in foreign securities may also be subject to currency risk. Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to the special risks associated with those activities.

The following replaces the section entitled, "Profile: Delaware Limited-Term Government Fund - Who should invest in the Fund" on page 2:

Who should invest in the Fund

  Investors with intermediate or long-term financial goals
  Investors who would like an investment offering allocation across key types of fixed-income securities
  Investors seeking a fixed income investment focusing on total return

The following replaces the section entitled, "Profile: Delaware Limited-Term Government Fund - Who should not invest in the Fund" on page 2:

Who should not invest in the Fund

  Investors with very short-term financial goals
  Investors who are unwilling to accept share prices that may fluctuate, especially over the short term
  Investors who want an investment with a fixed share price, such as a money market fund
  Investors seeking current income

The following paragraph is hereby inserted as the third paragraph under the bar chart entitled, "Year-by-year total return (Class A) in the section entitled, "How has Delaware Limited-Term Diversified Income Fund performed?" on page 3:

On August 15, 2007, the Fund's Board of Trustees (Board) approved changes to the Fund's investment objective and strategies. These changes, which will become effective on November 29, 2007, allow the Fund to invest in a broader range of fixed income securities, including U.S. government securities and foreign government securities and corporate and high yield securities of domestic and foreign issuers. Accordingly, the Fund no longer invests at least 80% of its net assets in U.S. government securities. The historical returns shown above and below do not reflect these changes.

The following is added to the chart entitled, "Average annual returns for periods ending 12/31/06" in the section entitled, "How has Delaware Limited-Term Diversified Income Fund performed?" on page 3:

Lehman Brothers 1-3 Year Government/Credit Index***	4.25%	3.27%	4.97%

The following replaces the paragraph under the chart entitled, "Average annual returns for periods ending 12/31/06" in the section entitled, "How has Delaware Limited-Term Diversified Income Fund performed?" on page 3:

The Fund's returns above are compared to the performance of the Lehman Brothers 1-3 Year Government/Credit Index and the Merrill Lynch 1-3 Year U.S. Treasury Index. The Lehman Brothers 1-3 Year Government/Credit Index is a market value-weighted index of government fixed-rate debt issues and investment-grade U.S. and foreign fixed-rate debt issues with dollar-weighted average maturities between one and three years. The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. It does not include inflation-linked U.S. government bonds. You should remember that, unlike the Fund, the Indices are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Maximum sales charges are included in the Fund returns shown above.

The footnote below replaces the second footnote (**) regarding lifetime returns under the chart entitled, "Average annual returns for periods ending 12/31/06" in the section entitled, "How has Delaware Limited-Term Diversified Income Fund performed?" on page 3:

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. The Index returns shown for Class A, Class B, and Class C are for the 10-year period because Class A, Class B, and Class C shares commenced operations more than 10 years ago. The Index returns shown for Class R shares are for the lifetime period because the inception date for the Class R shares of the Fund was June 2, 2003. The Index returns for the Class R lifetime period were 2.29% and 2.03% for the Lehman Brothers 1-3 Year Government/Credit Index and Merrill Lynch 1-3 Year Treasury Index, respectively. The Indices report returns on a monthly basis as of the last day of the month. As a result, the Index returns for Class R lifetime reflect the returns from June 30, 2003 through December 31, 2006.

The footnote below (***) regarding the Fund's benchmark is hereby added as the third footnote under the chart entitled, "Average annual returns for periods ending 12/31/06" in the section entitled, "How has Delaware Limited-Term Diversified Income Fund performed:" on page 3:

*** The Lehman Brothers 1-3 Year Government/Credit Index is replacing the Merrill Lynch 1-3 Year Treasury Index as the Fund's benchmark. As a result of the changes in the Fund's investment objective and strategies, as described above, the Manager believes that the Lehman 1-3 Year Government/Credit Index is a more accurate benchmark of the Fund's investments. The Merrill Lynch 1-3 Year Treasury Index may be excluded from this comparison in the future.

The following replaces the section entitled, "How we manage the Fund - Our investment strategies" on page 5:

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Securities in which the Fund may invest include, but are not limited to, the following:

    Securities issued or guaranteed by the U.S. government, such as U.S. Treasuries;
    Securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA);
    Investment-grade and below investment-grade corporate bonds
    Non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, collateralized mortgage obligations, and real estate mortgage investment conduits;
    Securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and U.S. dollars;
    Loan participations; and
    Short-term investments.

Under normal circumstances, the Fund will invest at least 80% of its assets in investment-grade fixed income securities. The Fund may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or are sponsored by the U.S. government.

The Fund may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Fund maintains an average effective duration from one to three years.

The Fund may also invest up to 20% of its net assets in below investment-grade securities. The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, and convertible debentures. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds.

The Fund may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Manager will limit non-U.S. dollar-denominated securities to no more than 20% of net assets The Fund's total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank, and the Asian Development Bank.

The Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies.

The Fund will invest in both rated and unrated foreign securities.

The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.

The Fund's investment objective is non-fundamental. This means that the Board may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

The following information is added to the table in the section entitled, "How we manage the Fund - The securities we typically invest in" beginning on page 6:

Corporate bonds: Debt obligations issued by a corporation.	We may invest in corporate bonds.

High yield corporate bonds: Debt obligations issued by a corporation and rated lower than investment grade by an NRSRO such as S&P or Moody's. High yield bonds (also known as "junk bonds") are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

Emphasis is typically on those rated BB or Ba by an NRSRO.

We carefully evaluate an individual company's financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. We seek to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. We may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds. We may also invest 20% of the Fund's net assets in high yield securities.

Collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs): CMOs are privately issued mortgage- backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity.

We may invest in CMOs and REMICs. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund's net assets, which is the Fund's limit on illiquid securities. In addition, subject to certain quality and collateral limitations, we may invest up to 20% of the Fund's total assets in CMOs and REMICs issued by private entities that are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, so called "non-agency mortgage-backed securities."

Short-term debt investments: These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by the instruments described in (1) - (4) above.

We may invest in these instruments either as a means to achieve the Fund's investment objective or, more commonly, as temporary defensive investments or pending investment in the Fund's principal investment securities. When investing all or a significant portion of the Fund's assets in these instruments, the Fund may not be able to achieve its investment objective.

Time deposits: Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

We will not purchase time deposits maturing in more than seven days and time deposits maturing from two business days (as defined below) through seven calendar days will not exceed 15% of the total assets of the Fund.

Zero coupon bond and pay-in-kind (PIK) bonds: Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities.

We may purchase fixed income securities, including zero coupon bonds and PIK bonds, consistent with the Fund's investment objective.
Foreign government securities: Debt issued by a government other than the United States or by an agency, instrumentality, or political subdivision of such governments.	We may invest up to 20% of the Fund's net assets in securities of foreign governments.

Foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although we value the Fund's assets daily in terms of U.S. dollars, we do not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs are receipts issued by a depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

We may invest in sponsored and unsponsored ADRs. ADRs in which the Fund may invest will be those that are actively traded in the United States.

In conjunction with the Fund's investments in foreign securities, we may also invest in sponsored and unsponsored EDRs and GDRs.

The following replaces the paragraph following the table in the section entitled, "How we manage the Fund - The securities we typically invest in" beginning on page 6:

We may also invest in other securities. Please see the Statement of Additional Information (SAI) for additional descriptions of these securities, as well as those listed in the table above.

The following replaces the portions of the table related to Interest rate risk, Market risk, Credit risk, and Liquidity risk in the section entitled, "How we manage the Fund - The risks of investing in the Fund."

Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

We will not invest in swaps with maturities of more than 10 years. Each business day (as defined below), we will calculate the amount the Fund must pay for swaps it holds and will segregate enough cash to other liquid securities to cover that amount.

Market risk is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of economic conditions, future expectations, or investor confidence.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

We maintain a long-term investment approach and focus on securities that we believe can continue to provide returns over an extended time frame regardless of interim market fluctuations. Generally, we do not try to predict overall market movements.

In evaluating the use of an index swap for the Fund, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for the Fund, we focus on those dealers with high-quality ratings and do careful credit analysis before engaging in the transaction.

Credit risk is the possibility that a bond's issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal.

Investing in so-called "junk" or "high yield" bonds entails the risk of principal loss, which may be greater than the risk involved in investment-grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds.

A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest.

Our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high yield bonds are designed to manage this risk.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high yield bonds, an increase in the number of high yield bond defaults, and corresponding volatility in the Fund's NAV.

Our holdings of high-quality, investment-grade bonds are less subject to credit risk and may help to balance any credit problems experienced by individual high yield bond issuers or foreign issuers.

When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high-quality ratings and do careful credit analysis before investing.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.	We limit exposure to illiquid securities to no more than 15% of the Fund's net assets.

The following information regarding Currency risk, Foreign risk, Emerging markets risk, Foreign government securities risks, Legislative and regulatory risk, Zero coupon and PIK bond risk, and Valuation risk is added to the table in the section entitled, "How we manage the Fund - The risks of investing in the Fund."

Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

The Fund, which has exposure to global and international investments, may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar-denominated securities, we may invest in forward foreign currency contracts. These activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, we may engage in foreign currency options and futures transactions.

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

We attempt to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits. In addition, we monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, we may hedge exposure to those currencies for defensive purposes.

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

We may invest a portion of the Fund's assets in securities of issuers located in emerging markets. We cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors. We will limit investments in emerging markets, in the aggregate, to no more than 10% of the Fund's net assets.

Foreign government securities risks involve the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

We attempt to reduce the risks associated with investing in foreign governments by limiting the portion of the Fund's assets that may be invested in such securities. We will not invest more than 20% of the Fund's net assets in foreign securities.

Legislative and regulatory risk: The United States Congress has, from time to time, taken or considered legislative actions that could adversely affect the high yield bond market. For example, Congressional legislation has, with some exceptions, generally prohibited federally insured savings and loan institutions from investing in high yield securities. Regulatory actions have also affected the high yield market. Similar actions in the future could reduce liquidity for high yield securities, reduce the number of new high yield securities being issued and could make it more difficult for the Fund to attain its investment objective.

We monitor the status of regulatory and legislative proposals to evaluate any possible effects they might have on the Fund's portfolio.

Zero coupon and PIK bonds: Zero coupon and PIK bonds are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances be adverse to the Fund. For example, the Fund accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, the Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Fund does not have sufficient cash to make the required distribution of accrued income, the Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

We may invest in zero coupon and PIK bonds to the extent consistent with the Fund's investment objective. We cannot eliminate the risks of zero coupon bonds, but we do try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Fund.

Valuation risk: A less liquid secondary market, as described above, makes it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio. During periods of reduced liquidity, judgment plays a greater role in valuing high yield securities.

We will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the Fund's assets that can be allocated to privately placed high yield securities.

These changes will become effective 60 days from the date of this Supplement.

Please keep this Supplement for future reference.

This Supplement is dated October 1, 2007.